TAXATION	12 Months Ended
Dec. 31, 2013
TAXATION
TAXATION

15.  TAXATION

Cayman Islands

Under the current laws of Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

The Company’s subsidiaries registered in the Hong Kong are subject to Hong Kong Profits Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong.

Taiwan

The Company’s consolidated entities registered in the Taiwan are subject to Taiwan Enterprise Income Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Taiwan income tax laws. In the first half of the year 2010, announced by local authority, general enterprise income tax rate of Taiwan was reduced from 25% to 17%. The application tax rate for the Company’s subsidiary in Taiwan is 17%, which was effective retroactively as of January 1, 2010.

China

The Company’s subsidiaries and VIEs registered in the PRC are subject to PRC Corporate Income Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant PRC income tax laws.

In 2007, the National People’s Congress passed new PRC CIT Law and Detailed Implementation Rules of China CIT Law. The CIT laws were effective on January 1, 2008. The CIT laws apply a general enterprise income tax rate of 25% to both foreign-invested enterprises and domestic enterprises. Preferential tax treatments will continue to be granted to enterprises, which conduct business in certain encouraged sectors and to enterprises otherwise classified as a high and new technology enterprise. In December 2008, the Company’s subsidiaries, Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network and Software Hotel Information obtained approval for the High New Tech Enterprises status. The applicable tax rate for High New Tech Enterprise is 15%, which was effective retroactively as of January 1, 2008. The High New Tech Enterprises qualification has a three-year effective period which expired on December 31, 2010. These four entities reapplied for the qualification in 2011, and got approval form government authority.

Shenzhen Ctrip is registered in the city of Shenzhen in China, which was a special economic zone entitled to a preferential tax rate of 15% before 2008. Under the current CIT law, Shenzhen Ctrip is entitled to a transitional tax rate which is gradually increased to 25% from 2008 to 2012. The applicable CIT rates from 2008 to 2012 are 18%, 20%, 22%, 24% and 25%, respectively. Starting from 2012, Shenzhen Ctrip would be subjected to the general CIT rate of 25%.

In 2002, China’s State Administration of Taxation passed an implementation for the preferential tax treatment in China’s Western Region. Enterprises falling within the Catalog of Encouraged Industries in the Western Region (“Old Catalog”) enjoyed a preferential income tax rate of 15% from 2001 to 2010. In 2011, Chengdu Ctrip and Chengdu Ctrip International obtained approval to use the 15% tax rate for 2010 income tax. The qualification has an effective period which expired on December 31, 2010. In 2012, China’s State Administration of Taxation extended the period to 2020. Accordingly, a new Catalog of Encouraged Industries in the Western Region (“New Catalog”) will be released. Before the release of the New Catalog, enterprises falling within the encouraged industries under the “old” Catalogs may temporarily apply the 15% rate for CIT filing upon agreement by the in-charge tax authorities. The Company applied 25% rate for CIT filling in 2011. In 2012, Chengdu Ctrip and Chengdu Ctrip International obtained approval from local tax authorities to apply the 15% tax rate for 2011 tax filing and for the year from 2012 to 2014. In 2013, Chengdu Information Technology Co., Ltd. (“Chengdu Information”) obtained approval from local tax authorities to apply the 15% tax rate for 2012 tax filing and for the year from 2013 to 2016.

In 2013, in accordance with CIT Law, the applicable CIT rates are 25%, except for aforementioned four subsidiaries qualified for High New Tech Enterprises, Chengdu Ctrip, Chengdu Ctrip International and Chengdu Information.

Pursuant to the CIT Law and Circular Caishui [2008]No.1 issued by Ministry of Finance of China on February 22, 2008, the dividends declared out of the profits earned after January 1, 2008 by a foreign invested enterprise(“FIE”) to its immediate holding company outside mainland China would be subject to withholding taxes. A favorable withholding tax rate will be applied if there is a tax treaty arrangement between Mainland China and the jurisdiction of the foreign holding company and other supplementary guidance/requirements stipulated by State Administration of Taxation (“SAT”) and tax treaty are met and proper procedures have been gone through. The Company’s subsidiaries, Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network, and Ctrip Information Technology are considered FIEs and are directly held by our subsidiaries in Hong Kong. According to double tax arrangement between Mainland and Hong Kong Special Administrative Region, dividends payable by an FIE in mainland China to the company in Hong Kong will be subject to 5% withholding tax, subject to approval of the tax authority. All of these foreign invested enterprises will be subject to the withholding tax for their earnings generated after January 1, 2008. The Company expects to indefinitely reinvest undistributed earnings generated after January 1, 2008 in the onshore PRC entities. As a result, no deferred tax liability was provided on the outside basis difference from undistributed earnings after January 1, 2008.

On June 13, 2012, the board of the Company has approved dividend distribution of US$300 million from its PRC subsidiaries to fund a new share repurchase program whereby Ctrip may purchase its own American depositary shares (“ADSs”). The dividends paid by the Company’s PRC subsidiaries to the Company through its Hong Kong subsidiary is subject to a 5% PRC withholding tax, of which RMB95 million (US$15 million) is accrued as of December 31, 2012.

The dividend distribution on June 13, 2012 aforesaid was a one-time event out of the Company’s normal business course, and withholding tax is recorded only for such transaction accordingly. The Company expects to indefinitely reinvest the remaining undistributed earnings generated after January 1, 2008 in the onshore PRC entities. As a result, no additional deferred tax liability was provided on the outside basis difference for the remaining undistributed earnings of RMB4.6 billion after January 1, 2008.

Composition of income tax expense

The current and deferred portion of income tax expense included in the consolidated statements of income for the years ended December 31, 2011, 2012 and 2013 were as follows:

	2011	2012	2013
	RMB	RMB	RMB
Current income tax expense	265,574,760	317,283,820	329,612,294
Deferred tax benefit	(3,388,535)	(22,757,864)	(35,871,972)
Income tax expense	262,186,225	294,525,956	293,740,322

Income tax expense was RMB294 million (US$49 million) in the year ended December 31, 2013, decrease from RMB295 million in the year ended 2012. The effective income tax rate in year ended December 31, 2013 was 26%, as compared to 31% in the year ended 2012, mainly because the Company accrued, in the second quarter of 2012, the provision of 5% PRC withholding tax related to the one-time event of dividend distribution that its PRC subsidiaries would pay to its Hong Kong subsidiary to fund a share repurchase program, whereby Ctrip may purchase its own American depositary shares (“ADSs”), and partially offset by the impact of certain non-tax-deductible items in its PRC subsidiaries during the year ended December 31, 2013.

Reconciliation of the differences between statutory tax rate and the effective tax rate

The reconciliation between the statutory CIT rate and the Group’s effective tax rate for the years ended December 31, 2011, 2012 and 2013 were as follows:

	2011	2012	2013
Statutory CIT rate	25%	25%	25%
Tax differential from statutory rate applicable to Subsidiaries in the PRC	(10)%	(17)%	(15)%
Non-deductible expenses incurred	6%	13%	16%
Withholding tax	—	10%	—
Others	(1)%	0%	0%
Effective CIT rate	20%	31%	26%

Significant components of deferred tax assets and liabilities:

	2012	2013
	RMB	RMB
Deferred tax assets:
Loss carry forward	42,205,411	86,735,795
Accrued liability for customer reward related programs	32,209,006	60,078,932
Accrued staff salary	22,215,827	34,842,016
Deferred tax liabilities	(390,000)	(390,000)
Others	3,452,556	2,448,552
Less: Valuation allowance of deferred tax assets	(37,852,274)	(86,735,795)
Total deferred tax assets	61,840,526	96,979,500

Deferred tax liabilities, non-current:
Recognition of intangible assets	(53,309,153)	(63,197,155)

Net deferred tax assets	8,531,373	33,782,345

Movement of valuation allowances:

	2011	2012	2013
	RMB	RMB	RMB
Balance at beginning of year	12,733,226	14,785,786	37,852,274
Current year additions	2,879,759	27,991,746	48,883,521
Current year disposal due to divestitures	(827,199)	(4,925,258)	—
Balance at end of year	14,785,786	37,852,274	86,735,795

As of December 31, 2012 and 2013, valuation allowance of RMB37.9 million and RMB86.7 million was provided for operating loss carry forwards related to certain subsidiary based on then assessment where it is more likely than not that such deferred tax assets will not be realized. If events were to occur in the future that would allow us to realize more of our deferred tax assets than the presently recorded net amount, an adjustment would be made to the deferred tax assets that would increase income for the period when those events occurred.

As of December 31, 2013, the Group had net operating tax loss carry forwards amounted to RMB347 million which will expire from 2014 to 2017 if not used.

The provisions for income taxes for the years ended December 31, 2011, 2012 and 2013 differ from the amounts computed by applying the CIT primarily due to preferential tax rate enjoyed by certain of the Company’s subsidiaries and VIEs in the PRC.

The following table sets forth the effect of preferential tax on China operations:

	2011	2012	2013
	RMB	RMB	RMB
Tax holiday effect	115,750,217	119,971,884	146,321,156
Basic net income per ADS effect	0.80	0.88	1.11
Diluted net income per ADS effect	0.76	0.83	0.96